SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 2O549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                       December 9, 1997 (November 25, 1997)

                                   ----------

                             DOUGHTIE'S FOODS, INC.
             (Exact name of Registrant as specified in its charter)


          VIRGINIA                     0-7166                   54-0903892
(State or other jurisdiction         (Commission             (I.R.S. employer
     of incorporation)               File Number)         identification number)


           2410 WESLEY STREET, PORTSMOUTH, VIRGINIA 23707 (Address of
                          principal executive offices)

                                 (757) 393-6007
              (Registrant's telephone number, including area code)


             ------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5. Other Events
-----------------------

On November 25, 1997, the Registrant announced that its Board of Directors has approved a three-for-two split of the Registrant's common stock effected in the form of a stock dividend, with cash in lieu of fractional shares, and a cash dividend of four cents per share (on a pre-split basis). Both the cash dividend and shares of stock are payable on January 12, 1998, to shareholders of record at the close of business on December 12, 1997. In this connection, on November 25, 1997, the Registrant issued a Press Release entitled,"Doughtie's Foods, Inc. Declares Cash Dividend and 50 Percent Stock Split," a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
----------------------------------------------------------------------------

(C). Exhibits

     99.1 Press Release issued by Doughtie's Foods, Inc. dated November 25, 1997, entitled, "Doughtie's Foods, Inc. Declares Cash Dividend and 50 Percent Stock Split."

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               DOUGHTIE'S FOODS, INC.
                               ----------------------
                                    Registrant



                                  /s/ Michael S. LaRock
                               -----------------------------------------
December 9, 1997                 By: Michael S. LaRock

                                    Secretary